UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 16, 2012

Wal-Mart Stores, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-06991	71-0415188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Southwest 8th Street

Bentonville, Arkansas 72716-0215

(Address of Principal Executive Offices) (Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

In accordance with Item 2.02 of Form 8-K of the Securities and Exchange Commission (the “SEC”), Wal-Mart Stores, Inc., a Delaware corporation (the “Company”), is furnishing to the SEC a press release that the Company will issue on August 16, 2012 (the “Press Release”). The Press Release will disclose information regarding the Company’s results of operations for the three months and six months ended July 31, 2012 and the Company’s financial condition as of July 31, 2012.

The Press Release provides information regarding certain financial measures that may be considered non-GAAP financial measures (each, a “Non-GAAP Measure”) under the rules of the SEC. Those Non-GAAP Measures include:

—	The Company’s free cash flow for the six-month periods ended July 31, 2012 and 2011, calculated as set forth in the Press Release (the “Free Cash Flow”).

—	The Company’s return on investment for the trailing twelve-month periods ended July 31, 2012 and 2011, calculated as set forth in the Press Release (“ROI”).

—

The Company’s consolidated net sales and consolidated operating income and the Company’s Walmart International operating segment’s net sales and operating income, in each case for the three months ended July 31, 2012 and stated on an adjusted constant currency basis calculated as set forth in the Press Release, the increases in such constant currency measures over the corresponding reported measures for the three months ended July 31, 2011 and the Company’s consolidated net sales for the three months ended July 31, 2012 without the impact of the period-over-period fluctuations in currency exchange rates (the “Constant Currency Measures”).

—

The Company’s total U.S. comparable store sales and the comparable club sales of the Company’s Sam’s Club operating segment (“Sam’s Club”) for the thirteen-week and twenty-six week periods ended July 27, 2012 and July 29, 2011, projected comparable club sales of Sam’s Club for the thirteen weeks ending October 26, 2012 and comparable club sales of Sam’s Club for the thirteen weeks ended October 28, 2011, in each case calculated by excluding Sam’s Club’s fuel sales for such periods (the “Comparable Sales Measures”).

—

The net sales of Sam’s Club for the three months ended July 31, 2012 (the “Subject Quarter”) and the percentage increase in the net sales and operating income of Sam’s Club for the Subject Quarter over the net sales and operating income of Sam’s Club for the three months ended July 31, 2011, in each case excluding Sam’s Club’s fuel sales for the relevant period (the “Sam’s Club Measures”).

The Press Release sets forth the reasons why management of the Company believes the Free Cash Flow, ROI and the Constant Currency Measures provide useful information to investors regarding the Company’s financial condition and results of operations. The Company’s management believes that the presentation of the Comparable Sales Measures and the Sam’s Club Measures provides useful information to investors regarding the Company’s financial condition and results of operations because that information permits investors to understand the effect of the fuel sales of Sam’s Club, which are affected by the volatility of fuel prices, on the Company’s total U.S. comparable store sales, on Sam’s Club’s comparable club sales and on Sam’s Club’s net sales and operating income for the periods presented.

Item 9.01.   Financial Statements and Exhibits.

Exhibit 99.1—A copy of the Press Release being furnished pursuant to the foregoing Item 2.02 is included herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2012

WAL-MART STORES, INC.

By:	/s/ Charles M. Holley, Jr.
Name:	Charles M. Holley, Jr.
Title:	Executive Vice President and Chief Financial Officer